Stock-based Compensation Plans	12 Months Ended
Dec. 31, 2011
Stock-based Compensation Plans [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Stock-based Compensation Plans
The Corporation administers a number of equity compensation plans, including the Key Employee Stock Plan, the Key Associate Stock Plan and the Merrill Lynch Employee Stock Compensation Plan. Descriptions of the significant features of the equity compensation plans are below. Under these plans, the Corporation grants stock-based awards, including stock options, restricted stock shares and RSUs. For grants in 2011, restricted stock awards generally vest in three equal annual installments beginning one year from the grant date.
For most awards, expense is generally recognized ratably over the vesting period net of estimated forfeitures, unless the employee meets certain retirement eligibility criteria. For awards to employees that meet retirement eligibility criteria, the Corporation records the expense upon grant. For employees that become retirement eligible during the vesting period, the Corporation recognizes expense from the grant date to the date on which the employee becomes retirement eligible, net of estimated forfeitures. The compensation cost for the stock-based plans was $2.6 billion, $2.0 billion and $2.4 billion in 2011, 2010 and 2009, respectively. The related income tax benefit was $969 million, $727 million and $892 million for 2011, 2010 and 2009, respectively.
For capital purposes, the Corporation issued approximately 122 million of immediately tradable shares of common stock, or approximately $1.0 billion (after-tax) to certain employees in February 2012 in lieu of a portion of their 2011 year-end cash incentive.
Key Employee Stock Plan
The Key Employee Stock Plan, as amended and restated, provided for different types of awards including stock options, restricted stock shares and RSUs. Under the plan, 10-year options to purchase approximately 260 million shares of common stock were granted through December 31, 2002 to certain employees at the closing market price on the respective grant dates. At December 31, 2011, approximately 21 million fully vested options were outstanding under this plan. No further awards may be granted.

Key Associate Stock Plan
The Key Associate Stock Plan became effective January 1, 2003. It provides for different types of awards, including stock options, restricted stock shares and RSUs. As of December 31, 2011, the shareholders had authorized approximately 1.1 billion shares for grant under this plan. Additionally, any shares covered by awards under the Key Employee Stock Plan or certain legacy company plans that cancel, terminate, expire, lapse or settle in cash after a specified date may be re-granted under the Key Associate Stock Plan.
During 2011, the Corporation issued approximately 193 million RSUs to certain employees under the Key Associate Stock Plan. Certain awards are earned based on the achievement of specified performance criteria. Vested RSUs may be settled in cash or in shares of common stock depending on the terms of the applicable award. In 2011, approximately 126 million of these RSUs were authorized to be settled in shares of common stock. Certain awards contain clawback provisions which permit the Corporation to cancel all or a portion of the award under specified circumstances. The compensation cost for cash-settled awards and awards subject to certain clawback provisions is accrued over the vesting period and is adjusted to fair value based upon changes in the share price of the Corporation’s common stock. The compensation cost for the remaining awards is fixed and based on the share price of the Corporation’s common stock on the date of grant. The Corporation hedges a portion of its exposure to variability in the expected cash flows for certain unvested awards using a combination of economic and cash flow hedges as described in Note 4 – Derivatives.
At December 31, 2011, approximately 135 million options were outstanding under this plan. There were no options granted under this plan during 2011 or 2010.
Merrill Lynch Employee Stock Compensation Plan
The Corporation assumed the Merrill Lynch Employee Stock Compensation Plan with the acquisition of Merrill Lynch. Approximately 8 million RSUs were granted in 2011 which generally vest in three equal annual installments beginning one year from the grant date. There were no shares granted under this plan during 2010. Awards granted in 2009 generally vest in three equal annual installments beginning one year from the grant date, and awards granted prior to 2009 generally vest in four equal annual installments beginning one year from the grant date. At December 31, 2011, there were approximately 20 million shares outstanding.
Other Stock Plans
As a result of the Merrill Lynch acquisition, the Corporation assumed the obligations of outstanding awards granted under the Merrill Lynch Financial Advisor Capital Accumulation Award Plan (FACAAP) and the Merrill Lynch Employee Stock Purchase Plan (ESPP). The FACAAP is no longer an active plan and no awards were granted in 2011 or 2010. Awards granted in 2003 and thereafter are generally payable eight years from the grant date in a fixed number of the Corporation’s common shares. For outstanding awards granted prior to 2003, payment is generally made ten years from the grant date in a fixed number of the Corporation’s common shares unless the fair value of such shares is less than a specified minimum value, in which case the minimum value is paid in cash. At December 31, 2011, there were 12 million shares outstanding under this plan.
The ESPP allows eligible employees to invest from one percent to 10 percent of eligible compensation to purchase the Corporation’s common stock, subject to legal limits. Purchases were made at a discount of five percent of the average high and low market price on the relevant purchase date and the maximum annual contribution per employee was $23,750 in 2011. Approximately 107 million shares were authorized for issuance under the ESPP in 2009. There were 6 million shares available at December 31, 2011.
The weighted-average fair value of the ESPP stock purchase rights representing the five percent discount on the Corporation’s common stock purchases exercised by employees in 2011 was $0.54 per stock purchase right.
Restricted Stock/Unit Details
The table below presents the status of the share-settled restricted stock/units at December 31, 2011 and changes during 2011.

Restricted Stock/Unit Details

	Shares	Weighted- average Exercise Price
Outstanding at January 1, 2011	212,072,669	$13.37
Granted	138,083,421	14.49
Vested	(80,788,009)	14.90
Canceled	(15,401,263)	13.99
Outstanding at December 31, 2011	253,966,818	$13.46

At December 31, 2011, there was $1.2 billion of total unrecognized compensation cost related to share-based compensation arrangements for all awards and it is expected to be recognized over a period up to seven years, with a weighted average period of 1.4 years. The total fair value of restricted stock vested in 2011 was $1.7 billion. In 2011, the amount of cash paid to settle equity-based awards was $489 million, which included cash-settled RSUs not reflected in the Restricted Stock/Unit Details table.
Stock Options
The table below presents the status of all option plans at December 31, 2011 and changes during 2011. Outstanding options at December 31, 2011 include 21 million options under the Key Employee Stock Plan, 135 million options under the Key Associate Stock Plan and 52 million options to employees of predecessor company plans assumed in mergers.

Stock Options

	Options	Weighted- average Exercise Price
Outstanding at January 1, 2011	261,122,819	$50.61
Forfeited	(52,853,270)	65.12
Outstanding at December 31, 2011	208,269,549	46.93
Options exercisable at December 31, 2011	208,259,354	46.93
Options vested and expected to vest (1)	208,269,549	46.93

(1)	Includes vested shares and nonvested shares after a forfeiture rate is applied.

At December 31, 2011, there was no aggregate intrinsic value of options outstanding, exercisable, and vested and expected to vest. The weighted-average remaining contractual term of options outstanding was 2.7 years, options exercisable was 2.6 years, and options vested and expected to vest was 2.6 years at December 31, 2011. These remaining contractual terms are similar because options have not been granted since 2008 and they generally vest over three years.